December 1, 1998


COLONIAL VALUE FUND

CLASS Z SHARES

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Advisor) and your full-service financial advisor want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial advisor to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Value Fund (Fund), a diversified portfolio of Colonial Trust VI (Trust), an open-end management investment company, seeks long-term growth and current income.

The Fund is managed by the Advisor, an investment advisor since 1931.

This Prospectus explains concisely what you should know before investing in Class Z shares of the Fund. Read it carefully and retain it for future reference.

The following eligible institutional investors may purchase Class Z shares: (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from Liberty Funds Distributor, Inc. (Distributor) or through a third party broker-dealer;
(ii) any insurance company, trust company or bank purchasing shares for its own account; and (iii) any endowment, investment company or foundation. In addition, Class Z shares may be purchased directly or by exchange by any (i) investors who were Class I shareholders of the SoGen International Fund, SoGen Overseas Fund or SoGen Gold Fund as of the reorganization of these funds into Colonial Trust II and (ii) clients of investment advisory affiliates of the Distributor, provided that these clients meet certain criteria established by the Distributor and its affiliates.

More detailed information about the Fund is in the November 2, 1998 Statement of Additional Information which has been filed with the Securities and Exchange Commission (SEC) and is obtainable free of charge by calling the Advisor at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

Contents                                                   Page
Summary of Expenses                                           2
The Fund's Financial History                                  3
The Fund's Investment Objective                               4
How the Fund Pursues its Objective and
  Certain Risk Factors                                        4
Management Discussion of Fund Performance                     6
How the Fund Measures its Performance                         8
How the Fund is Managed                                       8
Year 2000                                                     9
How the Fund Values its Shares                                9
Distributions and Taxes                                       9
How to Buy Shares                                            10
How to Sell Shares                                           10
How to Exchange Shares                                       11
Telephone Transactions                                       11
Organization and History                                     11
Appendix                                                     12

The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.

------------------------------ ---------------------------

      NOT FDIC-INSURED         MAY LOSE VALUE
                               NO BANK GUARANTEE

------------------------------ ---------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 CV-01/271G-1198

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses, adjusted to reflect current fees, for an investment in Class Z shares of the Fund. See "How the Fund is Managed" for a more complete description of the Fund's various costs and expenses.

Shareholder Transaction Expenses(1)(2)

Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)            0.00%

Maximum Contingent Deferred Sales Charge (as a % of offering price)                      0.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."

(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.

Annual Operating Expenses (as a % of average net assets)

Management fee                                0.00%
12b-1 fee                                     0.00
Other expenses                                0.75
                                              ----
Total operating expenses                      0.75%
                                              ====

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total operating expenses (exclusive of 12b-1 fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75% annually of the Fund's average net assets. Absent such agreement, the "Management fee" would be 0.80%, "Other expenses" would be 2.58% and "Total operating expenses" would be 3.38%. Other expenses are estimated based on Class A share expenses.

Example

The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in Class Z shares of the Fund for the periods specified, assuming a 5% annual return with or without redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

Period:
1 year                  $ 8
3 years                 $24
5 years                 $42
10 years                $93

THE FUND'S FINANCIAL HISTORY(j)

The following financial highlights for a share outstanding throughout the period from March 31, 1996 (effective date of registration) through June 30, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants. Their unqualified report is in the Fund's 1998 Annual Report and is incorporated by reference into the Statement of Additional Information. As of June 30, 1998, no Class Z shares had been issued.

                                                          Class A                             Class B
                                             ---------------------------------- -----------------------------------
                                                 Year ended     Period ended         Year ended       Period ended
                                                  June 30          June 30            June 30           June 30
                                             ------------------  ------------   ------------------    -------------
                                               1998       1997      1996(d)        1998      1997       1996(d)
                                               ----       ----     -------         ----      ----       -------
Net asset value - Beginning of period         $12.690   $10.280     $9.940       $12.630   $10.260      $9.940
                                              -------   -------    -------       -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(a)(b)            0.070     0.141      0.044        (0.031)    0.058       0.024
  Net realized and unrealized gain              2.900     2.428      0.296         2.897     2.413       0.296
                                              -------   -------    -------       -------   -------     -------
    Total from Investment Operations            2.970     2.569      0.340         2.866     2.471       0.320
                                              -------   -------    -------       -------   -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                     (0.150)   (0.159)        --        (0.036)   (0.101)         --
From net realized gains                        (1.550)    --            --        (1.550)       --          --
Total Distributions Declared to Shareholders   (1.700)   (0.159)        --        (1.586)   (0.101)         --
                                              -------   -------    -------       -------   -------     -------
Net asset value - End of period               $13.960   $12.690    $10.280       $13.910   $12.630     $10.260
                                              =======   =======    =======       =======   =======     =======
Total return (e)(f)                             24.99%    25.23%      3.42%(g)     24.13%    24.23%       3.22%(g)
                                              =======   =======    =======       =======   =======     =======
RATIOS TO AVERAGE NET ASSETS
Expenses (h)                                     1.52%     1.55%      1.55%(i)      2.27%     2.30%       2.30%(i)
Fees and expenses waived or borne
  by the Advisor (h)                             2.11%     2.64%      1.55%(i)      2.11%     2.64%       1.55%(i)
Net investment income (h)                        0.52%     1.27%      1.77%(i)     (0.23)%    0.52%       1.02%(i)
Portfolio turnover                                 79%      129%        16%(g)        79%      129%         16%(g)
Net assets at end of period (000)               $4,029    $3,217     $2,570          $395     $319        $257

(a)  Net of fees and expenses
     waived or borne by the
     Advisor which amounted to:                 $0.285    $0.292     $0.039        $0.285   $0.292      $0.039

                                                          Class C(c)
                                              ----------------------------------
                                                  Year ended        Period ended
                                                   June 30            June 30
                                              --------------------  ------------
                                                 1998      1997       1996(d)
                                                 ----      ----       -------
Net asset value - Beginning of period          $12.630   $10.260      $9.940
                                               -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(a)(b)            (0.031)    0.058       0.024
  Net realized and unrealized gain               2.897     2.413       0.296
                                               -------   -------     -------
    Total from Investment Operations             2.866     2.471       0.320
                                               -------   -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.036)   (0.101)         --
From net realized gains                         (1.550)    --             --
Total Distributions Declared to Shareholders    (1.586)   (0.101)         --
                                               -------   -------     -------
Net asset value - End of period                $13.910   $12.630     $10.260
                                               =======   =======     =======
Total return (e)(f)                              24.13%    24.23%       3.22%(g)
                                               =======   =======     =======
RATIOS TO AVERAGE NET ASSETS
Expenses (h)                                      2.27%     2.30%       2.30%(i)
Fees and expenses waived or borne
  by the Advisor (h)                              2.11%     2.64%       1.55%(i)
Net investment income (h)                        (0.23)%    0.52%       1.02%(i)
Portfolio turnover                                  79%      129%         16%(g)
Net assets at end of period (000)                 $396      $319        $257

(a)  Net of fees and expenses
     waived or borne by the
     Advisor which amounted to:                 $0.292    $0.285      $0.039

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Class D shares were redesignated Class C shares on July 1, 1997.

(d) The Fund commenced investment operations on March 25, 1996. The activity shown is from the effective date of registration (March 31, 1996) with the Securities and Exchange Commission.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(i)  Annualized.

(j) The Fund was not publicly offered prior to November 2, 1998. Had the Fund been publicly available, the Advisor may have managed the portfolio and cash positions differently and therefore, total return may have been affected.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth and current income.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund seeks to achieve its objective by investing primarily in income-producing equity securities. Normally at least 65% of the Fund's assets will be invested in equity securities. The Fund also may invest up to 35% of its assets in debt securities.

Equity Securities Generally. Equity securities generally include common and preferred stocks, warrants (rights) to purchase such stock, debt securities convertible into stock, sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities) and Global Depositary Receipts (receipts issued by foreign banks or trust companies). Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after debt securities and before common stocks in its claim on income for dividend payments and on assets should the issuer be liquidated. Debt or preferred equity securities convertible into or exchangeable for equity securities traditionally pay dividends or interest at rates higher than common stock but lower than non-convertible securities. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years).

The Fund may invest in equity securities on a "when-issued" or forward basis. This means that the Fund will enter into a contract to purchase the underlying security for a fixed price on a date beyond the customary settlement date. No interest accrues until settlement.

Debt Securities Generally. The Fund may invest in debt securities, without regard to quality or rating. Up to 20% of the Fund's assets may be invested in lower rated debt securities (commonly referred to as "junk bonds"). Lower rated debt securities are debt securities which, because of the greater possibility that the issuers will default, are not investment grade (i.e., are rated below BBB by Standard & Poor's Corporation (S&P) or below Baa by Moody's Investors Service, Inc. (Moody's), or are unrated but considered by the Advisor to be of comparable credit quality). For a description of S&P's and Moody's rating systems, see "Appendix." Because of the increased risk of default, these securities generally have higher nominal or effective interest rates than higher quality securities. Lower rated bonds also are generally considered significantly more speculative and likely to default than higher quality bonds. Relative to other debt securities, their values tend to be more volatile because: (1) an economic downturn may more significantly impact their potential for default, and (2) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities. The likelihood that these securities will help the Fund achieve its investment objective is more dependent on the Advisor's own credit analysis.

Foreign Investments. The Fund's equity and debt investments may consist of foreign securities, sponsored and unsponsored American Depositary Receipts and Global Depositary Receipts which have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage) and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Index and Interest Rate Futures. The Fund may purchase and sell (i) U.S. and foreign stock and bond index futures contracts, (ii) U.S. and foreign interest rate futures contracts and (iii) options on any of the foregoing. Such transactions will be entered into (i) to gain exposure to a particular market pending investment in individual securities, or (ii) to hedge against increases in interest rates. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. An option on a futures contract generally gives the option holder the right, but not the obligation, to purchase or sell the futures contract prior to the option's specified expiration date. If the option expires unexercised, the holder will lose any amount it paid to acquire the option. Transactions in futures and related options may not precisely achieve the goals of hedging or gaining market exposure to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying securities. In addition, if the Advisor's prediction on rates or stock market movements is inaccurate, the Fund may be worse off than if it had not hedged. The total market value of securities to be acquired or delivered pursuant to options contracts entered into by the Fund, will not exceed 5% of the Fund's total assets. In addition, the Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on existing futures and related options positions would exceed 5% of the Fund's total assets.

Temporary/Defensive Investments. Temporarily available cash may be invested in U.S. or foreign currency-denominated cash equivalents and short-term debt obligations, including certificates of deposit, time deposits, bankers' acceptances, commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian, and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

Borrowing of Money. The Fund may borrow money from banks, other affiliated funds and other entities to the extent permitted by law for temporary or emergency purposes up to 33-1/3% of its total assets.

Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

          Colonial Value Fund Investment Performance vs. the S&P 500
               Change in Value of $10,000 from 3/31/96 to 6/30/98

[MOUNTAIN CHART - COMPARING THE INITIAL ACCOUNT VALUE AND SUBSEQUENT ACCOUNT
                  VALUES AT THE END OF EACH FISCAL YEAR END ASSUMING A $10,000 INVESTMENT]

-------------------------------------------------------------------------------
                     Class A   Class A   Class B   Class B    Class C   Class C
           S&P 500    NAV       POP       NAV       POP        NAV       POP
-------------------------------------------------------------------------------
3/31/96    $10,000   $10,000   $10,000   $10,000   $10,000    $10,000   $10,000
4/30/96     10147     10050      9472     10050     10050      10050     10050
5/31/96     10409     10171      9586     10161     10161      10161     10161
6/30/96     10448     10342      9747     10322     10322      10322     10322
7/31/96      9987      9865      9302      9849      9849       9849      9849
8/31/96     10198     10161      9577     10131     10131      10131     10131
9/30/96     10771     10533      9928     10493     10493      10493     10493
10/31/96    11068     10825     10203     10775     10775      10775     10775
11/30/96    11904     11419     10762     11358     11358      11358     11358
12/31/96    11668     11226     10581     11168     11168      11168     11168
1/31/97     12397     11645     10975     11574     11574      11574     11574
2/28/97     12494     11767     11091     11686     11686      11686     11686
3/31/97     11982     11400     10744     11320     11320      11320     11320
4/30/97     12697     11686     11014     11584     11584      11584     11584
5/31/97     13473     12339     11629     12234     12234      12234     12234
6/30/97     14072     12951     12206     12823     12823      12823     12823
7/31/97     15191     13768     12976     13635     13635      13635     13635
8/31/97     14341     13431     12658     13290     13290      13290     13290
9/30/97     15126     14217     13399     14051     14051      14051     14051
10/31/97    14621     13553     12774     13391     13391      13391     13391
11/30/97    15297     14023     13216     13848     13848      13848     13848
12/31/97    15560     14554     13717     14361     14361      14361     14361
1/31/98     15732     14485     13652     14281     14281      14281     14281
2/28/98     16866     15735     14830     15505     15505      15505     15505
3/31/98     17729     16441     15496     16192     16192      16192     16192
4/30/98     17910     16221     15289     15974     15974      15974     15974
5/31/98     17603     16140     15212     15883     15883      15883     15883
6/30/98   $18,317   $16,187   $15,257   $15,917   $15,617    $15,917   $15,917

---------------------------[END OF MOUNTAIN CHART]-----------------------------


              Value of a $10,000 investment made on 3/31/96

          Class A Shares                 Class B Shares             Class C Shares
----------------------------------------------------------------------------------------
       NAV             POP            NAV          W/CDSC          NAV         W/CDSC
----------------------------------------------------------------------------------------
     $16,187         $15,257        $15,917       $15,617        $15,917       $15,917
----------------------------------------------------------------------------------------

                Average Annual Total Returns as of 6/30/98

                      Class A Shares           Class B Shares              Class C Shares
Inception               (3/31/96)                 (3/31/96)                  (3/31/96)
-----------------------------------------------------------------------------------------------
                      NAV       POP           NAV         W/CDSC         NAV        W/CDSC
-----------------------------------------------------------------------------------------------
1 Year              24.99%     17.80%        24.13%       19.13%       24.13%       23.13%
-----------------------------------------------------------------------------------------------
Life of Fund        23.88%     20.66%        22.95%       21.92%       22.95%       22.95%
-----------------------------------------------------------------------------------------------

Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year, 3% for life for Class B shares, and 1% for one year for Class C shares.

Management Discussion

The following is a discussion of the Fund's performance for the 12-month period ended June 30, 1998. During this period, John Lennon, Michael Rega, Vice Presidents, and Richard Petrino, Assistant Vice President of Colonial Management Associates, Inc. served as the Fund's portfolio managers.

Despite the slowdown in Asia and its negative impact on worldwide markets in late 1997 and the first half of 1998, U.S. stock prices, as measured by the S&P 500 Index, posted an impressive 30.17% return over the 12-month period.

For the 12-month period, the Fund generated a return of 24.99% for Class A shares, based on net asset value. This compares favorably with the performance of the Lipper Equity Income category, which averaged 20.98% during the period.*

The Fund's strong performance can be attributed mainly to two factors - asset allocation and good stock selection. The Fund remained committed to investing in equity securities for the period with no exposure to bonds.

We continue to believe that over the long-term a portfolio that focuses on income producing equity securities will continue to provide an attractive vehicle for investors interested in seeking current income and long-term growth.

(1)Please note that the Fund has the ability to invest up to 35% in bonds.

Past performance cannot guarantee future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any/ voluntary waivers or reimbursement of Fund expenses by the Advisor. Absent these waivers or reimbursement arrangements, performance results would have been lower. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of widely held, large-capitalization U.S. stocks. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

* Lipper Analytical Services, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Class Z average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions. Other total returns differ from the average annual total return only in that they may relate to different time periods and may represent aggregate as opposed to average annual total returns.

Performance results reflect any voluntary fee waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these fee waivers or expense reimbursements, performance results would have been lower.

The Fund's classes of shares were first offered for sale on different dates. The total return for a newer class of shares (Class Z) includes the performance of the newer class of shares since it was offered for sale and the performance for the oldest existing class of shares from the date it was offered for sale up to the date the newer class was offered for sale. See "Performance Measures" in the Statement of Additional Information for information on how the calculations are made.

Yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Distribution rate is calculated by dividing the most recent twelve months' distributions by the net asset value at the end of the period. Performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Advisor.

The Distributor, a subsidiary of the Advisor, serves as the distributor for the Fund's shares. Liberty Funds Services, Inc. (Transfer Agent), an affiliate of the Advisor, serves as the shareholder services and transfer agent for the Fund. Each of the Advisor, the Distributor and the Transfer Agent is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Advisor and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and is a property and casualty insurer in the U.S.

The Advisor furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Advisor's expense. For these services, the Fund pays the Advisor an annual rate of 0.80% of the Fund's average daily net assets.

Scott Schermerhorn, Senior Vice President of the Advisor, joined the Advisor in October, 1998 and has managed the Fund since that time. Prior to joining the Advisor, Mr. Schermerhorn was the head of the value team at Federated Investors from 1996 to 1998 where he managed the American Leader Fund, Federated Stock Trust, Federated Stock and Bond Fund as well as other institutional accounts. Prior to 1996, Mr. Schermerhorn was a member of the growth and income team at J&W Seligman.

The Advisor also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.236% annually of average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Advisor may agree.

The Advisor places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished by such broker-dealers to the Advisor and its affiliates. In recognition of the research and brokerage services provided, the Advisor may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Advisor may consider sales of shares of the Fund (and of certain other mutual funds advised by the Advisor and its affiliates) in selecting broker-dealers for portfolio security transactions.

Fund expenses consist of management, bookkeeping, shareholder service and transfer agent fees discussed above, 12b-1 service and distribution fees discussed under the caption "12b-1 Plan," and all other expenses, fees, charges, taxes, organization costs and liabilities incurred or arising in connection with the Fund or Trust or in connection with the management thereof, including but not limited to, trustees' compensation and expenses and auditing, counsel, custodian and other expenses deemed necessary and proper by the Trustees.

The Advisor may use the services of AlphaTrade Inc., its registered broker-dealer subsidiary, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Trustees under Investment Company Act Rule 17e-1.

YEAR 2000

The Fund's Advisor, Distributor and Transfer Agent (Liberty Companies) are actively managing Year 2000 readiness for the Fund. The Liberty Companies are taking steps that they believe are reasonably designed to address the Year 2000 problem and are communicating with vendors who provide services, software and systems to the Fund to provide that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Fund will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total net asset value attributable to Class Z shares by the number of Class Z shares outstanding. Shares of the Fund are generally valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income at least quarterly and any net realized gain, at least annually. Distributions are invested in additional Class Z shares at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional Class Z shares at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Class Z shares are offered continuously at net asset value without a sales charge. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value.

Certificates will not be issued for Class Z shares. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

Other Classes of Shares. In addition to Class Z shares, the Fund offers three other classes of shares, Classes A, B and C, through a separate Prospectus.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. In general, investors eligible to purchase Class Z shares, which do not bear 12b-1 fees or contingent deferred sales charges, should do so in preference over other classes.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. Initial or contingent deferred sales charges may be reduced or eliminated for certain persons or organizations purchasing Fund shares alone or in combination with certain other Colonial funds. See the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by federal fund wire or other immediately available funds.

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                          Liberty Funds Services, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                  1-800-345-661

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

HOW TO EXCHANGE SHARES

Class Z shares may be exchanged at net asset value into the Class A or Class Z shares of any other mutual funds distributed by the Distributor, including the mutual funds advised by the Advisor and its affiliates. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Advisor determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Advisor's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and to redeem up to $100,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. Eastern Time and the time at which the Fund values its shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be done by placing a wire order trade through a broker or furnishing a signature guaranteed request. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial advisor provide certain identifying information. Shareholders and/or their financial advisors wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisors should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Advisor, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisors are not obligated to transact by telephone.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1991. The Fund commenced operations in 1996 as a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

APPENDIX

DESCRIPTION OF BOND RATINGS

S&P

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa bonds are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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                                       15

Investment Advisor
Colonial Management Associates, Inc.
One Financial Center
Boston, MA 02111-2621

Distributor
Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
The Chase Manhattan Bank
270 Park Avenue
New York, NY  10017-2070

Shareholder Services and Transfer Agent
Liberty Funds Services, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624

Your financial service firm is:


Printed in U.S.A.

December 1, 1998


COLONIAL VALUE FUND

CLASS Z SHARES

PROSPECTUS


Colonial Value Fund seeks long-term growth and current income.

For more detailed information about the Fund, call the Advisor at 1-800-426-3750 for the November 2, 1998 Statement of Additional Information.


------------------------------ ---------------------------

      Not FDIC-Insured         May lose value
                               No bank guarantee

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